Exhibit 99.1

DEUTSCHE BANK HEALTHCARE CONFERENCE Gary Jacob Chairman & CEO May 3, 2017

SAFE HARBOR STATEMENT This presentation and any statements made for and during any presentation or meeting contain forward-looking statements related to Synergy Pharmaceuticals Inc. under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995 and are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These statements may be identified by the use of forward-looking words such as "anticipate," "planned," "believe," "forecast," "estimated," "expected," and "intend," among others. There are a number of factors that could cause actual events to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, the development, launch, introduction and commercial potential of TRULANCE™; growth and opportunity, including peak sales and the potential demand for TRULANCE, as well as its potential impact on applicable markets; market size; substantial competition; our ability to continue as a going concern; our need for additional financing; uncertainties of patent protection and litigation; uncertainties of government or third party payer reimbursement; dependence upon third parties; our financial performance and results, including the risk that we are unable to manage our operating expenses or cash use for operations, or are unable to commercialize our products, within the guided ranges or otherwise as expected; and risks related to failure to obtain FDA clearances or approvals and noncompliance with FDA regulations. As with any pharmaceutical under development, there are significant risks in the development, regulatory approval and commercialization of new products. There are no guarantees that future clinical trials discussed in this presentation will be completed or successful or that any product will receive regulatory approval for any indication or prove to be commercially successful. Investors should read the risk factors set forth in our most recent periodic reports filed with the Securities and Exchange Commission, including our Form 10-K for the year ended December 31, 2016. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Forward-looking statements included herein are made as of the date hereof, and we do not undertake any obligation to update publicly such statements to reflect subsequent events or circumstances except as required by law. The information in this presentation is not targeted at the residents of any particular country or jurisdiction and is not intended for distribution to, or use by, any person in any jurisdiction or country where such distribution or use would be contrary to local law or regulation. 2

2017 CORE BUSINESS PRIORITIES January 19, 2017 FDA approves Trulance for the treatment of adults with CIC March 20, 2017 Synergy begins marketing Trulance in CIC April 12, 2017 Three new patents issued, expected to extend Trulance exclusivity until 2032 OPTIMIZING TRULANCE March 24, 2017 Successfully submitted sNDA in IBS-C; expect 10-month review period Ensure successful U.S. launch of Trulance™ for the treatment of adults with CIC Expand utility of Trulance in IBS-C Advance dolcanatide in ulcerative colitis (IBD) 3

TRULANCE IS DESIGNED TO REPLICATE THE BODY'S NATURAL GI PEPTIDE - UROGUANYLIN

UROGUANYLIN


Asp^3
8 Å
Asn^9

NDDCELCVNVACTGCL

- Naturally occurring GI peptide
- Regulates bowel function, fluid secretion and stool consistency
- Activity is pH-sensitive

TRULANCE


Glu^3
3 Å
Asn^9

NDECELCVNVACTGCL

- Single amino acid change provides 8x greater receptor binding vs. uroguanylin*
- Designed to replicate pH-sensitive activity of natural uroguanylin
- Minimally absorbed

SYNERGY PHARMACEUTICALS

*D. Liu, et. al., Anticancer Research, 29: 3777-3784 (2009)

Deutsche Bank Healthcare Conference I May 3, 2017

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Positive early launch signals – significant opportunity ahead Expect to launch with IBS-C indication early next year Control 100% worldwide rights Strong patent portfolio with long life span Commercial team and sales force with significant GI experience and several product launches – 100% focused on Trulance TRULANCE: FOUNDATION TO OUR SUCCESS 5

TRULANCE COMMERCIAL UPDATE Troy Hamilton Chief Commercial Officer May 3, 2017

TRULANCE IS WELL POSITIONED FOR SUCCESS 7 RIGHT STRATEGY RIGHT TEAM RIGHT MARKET RIGHT PRODUCT

TRULANCE IS WELL POSITIONED FOR SUCCESS 8 RIGHT MARKET RIGHT STRATEGY RIGHT TEAM RIGHT PRODUCT Large, Growing Market Significant Opportunity for Continued Branded Rx Growth Clear Unmet Needs

ESTIMATED 45 MILLION U.S. ADULTS SUFFER FROM CIC OR IBS-C Estimated U.S. Prevalence (in millions) ~33 million U.S. adults suffer from CIC alone Source: Suares and Ford, Am J Gastroenterol 2011; 106:1582–159; GERD Prevalence : Sharma, Am J Gastroenterol 2008;103(11):2669-2680; Migraine Prevalence : Smitherman TA, Headache. 2013 Mar;53(3):427-36. Epub 2013 Mar 7 9 0 10 20 30 40 50 Migraine GERD CIC/IBS-C

NEW ENTRANTS ARE GROWING THE MARKET, NOT CANNIBALIZING EXISTING PRODUCTS ~ 4 MM Last four years, TRx volume has grown by nearly 4 million or 30% All Other Rx = Rx lactulose & Rx polyethylene glycol Source: QuintilesIMS, NPA 10 11,729 12,606 12,878 13,412 1,288 1,345 1,476 1,488 1,422 2,112 2,691 13,578 15,373 16,465 17,591 0 5,000 10,000 15,000 20,000 2013 2014 2015 2016 TRxs in Thousands All Other Rx Amitiza Linzess

VALUE OF THE PRESCRIPTION CONSTIPATION MARKET HAS MORE THAN DOUBLED OVER THE PAST FOUR YEARS + 148% 1,593 $133 All Other Rx = Rx lactulose & Rx polyethylene glycol Source: QuintilesIMS, NSP 11 $182 $184 $171 $166 $326 $378 $436 $467 $382 $654 $959 $642 $945 $1,260 $0 $500 $1,000 $1,500 2013 2014 2015 2016 US $ in Millions All Other Rx Amitiza Linzess

STILL AN UNTAPPED US MARKET OPPORTUNITY 12 ~ 45MM U.S. ADULTS WITH CIC / IBS-C > 95% currently not treated with branded Rx therapies GROWTH DRIVERS Increasing awareness of “gut health” Significant investment to build market HCP promotion will continue providing appropriate information to prescribers regarding branded CIC/IBS-C Rx products Disease awareness/education and direct to consumer campaigns will continue to enable patients to ask about treatment options Launch of Trulance Source: QuintilesIMS, NPA - December 2016 Branded Rx market serving < 5%

STILL CLEAR UNMET NEEDS IN THE MARKET KEY INSIGHTS Bowel-Centered life Still seeking solutions Dissatisfied with OTCs Seek normalcy PATIENTS Challenging patients Frustrated Recycling Any BM = Good BM HCPs Source: Company Data 13

TRULANCE IS WELL POSITIONED FOR SUCCESS 14 RIGHT PRODUCT Clinical Data Market Research and Customer Insights Label RIGHT STRATEGY RIGHT TEAM RIGHT MARKET

TRULANCE PROVIDES A NEW TREATMENT OPTION FOR MILLIONS OF ADULTS WITH CIC 15 Pharmacology Only product thought to replicate the pH-sensitive activity of natural uroguanylin Efficacy Evaluated in the two largest Phase 3 CIC trials to-date Safety / Tolerability Diarrhea was most common adverse event (5%) Dosing Once a day, any time of the day, with or without food Note: Trulance Phase 3 CIC studies were conducted vs. placebo (and not an active comparator)

TRULANCE PROVIDES SIMPLE DOSING AND CONVENIENT PACKAGING THAT IS PATIENT PREFERRED* Convenient & Innovative Packaging Simple Dosing & Administration Once a day Any time of day With or without food *Source: Company Data 16

Launch Brand = Launch Mode Key Launch Strategies and Activities TRULANCE IS WELL POSITIONED FOR SUCCESS RIGHT STRATEGY 17 RIGHT TEAM RIGHT PRODUCT RIGHT MARKET

LESS THAN 20% OF PRESCRIBERS ACCOUNT FOR 70% OF THE TOTAL BRANDED PRESCRIPTIONS 27,713 Docs / 70% of Rx’s ~ 45% are PCP ~ 30% are GEs ~ 18% are NP/PA Decile 3: = 2 Rx’s per month Decile 2: ~ 1 Rx per month Decile 1: = 1 Rx every 3 months Source: QuintilesIMS Xponent - March 2017; excluding non-called on specialties (peds, pain, hem/onc) 18 Branded Rx Combined

LESS THAN 20% OF PRESCRIBERS ACCOUNT FOR 70% OF THE TOTAL BRANDED PRESCRIPTIONS


Branded Rx Market
27,713 Prescribers
134,221 Prescribers
1.0MM TRx (30%)
2.4MM TRx (~70%)

Other Key Points:

- The ~27K prescribers are within 15K group practices/offices
- National vs. Subnational Data
- Reaching these prescribers with an experienced field force and surround sound of promotional efforts

SYNERGY PHARMACEUTICALS

Source: QuintilesIMS Xponent - March 2017; excluding non-called on specialties (peds, pain, hem/onc)

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Deutsche Bank Healthcare Conference I May 3, 2017

KEY LAUNCH STRATEGIES Key Strategies Drive Awareness of Trulance and Stimulate Trial and Adoption among Targets HCPs PAYERS PATIENTS Ensure Access Activate and Support the Rx Ready Patient 20

HCPs Drive Awareness of Trulance and Stimulate Trial / Adoption among Targets Ensure Access Activate and Support the Rx Ready Patient Field force of ~ 250 educating > 27,000 Prescribers Over 300,000 sample packs distributed to field to date Initiated speaker bureau program (peer to peer education) Launched HCP media plan (print, digital and paid search) DDW 2017 – significant promotional presence; 6 abstracts accepted (two posters of distinction, one oral presentation) KEY LAUNCH STRATEGIES AND ACTIVITIES 21 Source: Company Data

Removing barriers and gaining commercial open access ~ 60% of patients with commercial insurance have unrestricted access Trulance “Savings-to-Go” program ensures copay of $25/Rx for > 95% of patients with commercial insurance Trulance Support Services Program Medicare Part D and Medicaid Discussions Ongoing KEY LAUNCH STRATEGIES AND ACTIVITIES PAYERS Drive Awareness of Trulance and Stimulate Trial / Adoption among Targets Ensure Access Activate and Support the Rx Ready Patient Source: Company Data 22

KEY LAUNCH STRATEGIES AND ACTIVITIES

PATIENTS

- Drive Awareness of Trulance and Stimulate Trial / Adoption among Targets
- Ensure Access
- **Activate and Support the Rx Ready Patient**

✓ **Trulance Campaign:**

- Point of Care Promotion: ~20,000 offices
- Web Sponsorships / Display Ads: >16M impressions
- Search Engine Marketing: > 55,000 clicks
- Trulance.com visits: ~ 65,000 for consumer site

✓ **Confront Constipation Campaign:**

- Disease awareness initiative
- 28 original media placements
- > 300M media impressions
- ~ 50,000 Emoji App downloads

SYNERGY PHARMACEUTICALS

Source: Company Data

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Deutsche Bank Healthcare Conference I May 3, 2017

TRULANCE IS WELL POSITIONED FOR SUCCESS Highly experienced team Significant launch experience Significant GI and PCP experience From peer GI, specialty, and PCP companies RIGHT TEAM 24 RIGHT STRATEGY RIGHT PRODUCT RIGHT MARKET

SYNERGY HYBRID SALES MODEL

Synergy Sales Leaders

Hired our own Sales Leaders

- Synergy Area Business Directors average ~16 years of pharma experience and ~ 10 years in GI
- Synergy Regional Business Directors average over 11 years of management experience with over 10 years in relevant GI fields
- Synergy Regional GI Account Specialists / Field Trainers average 13 years of pharmaceutical experience and 8.5 years of GI experience

GI Account Specialists

Flexible & Operationally Efficient CSO Approach

- Strong partnership with Publicis Touchpoint in recruiting and hiring all of the GI Account Specialists
- Synergy leads training, territory management, sales direction / tactical activities
- Average 11.5 years of pharmaceutical experience and nearly 6 years in GI, with over 90% coming from peer GI / Specialty / PCP companies

FULLY DEDICATED TO TRULANCE

SYNERGY PHARMACEUTICALS

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Deutsche Bank Healthcare Conference I May 3, 2017

Positive early launch signals Early prescriber and patient experience appears promising Executing on our commercial plan Opportunity to “broaden the base” and build off of successful Trulance launch Prepare for IBS-C launch DTC development Evaluate lifecycle opportunities OPTIMIZING THE VALUE OF TRULANCE 26

DEUTSCHE BANK HEALTHCARE CONFERENCE